THE KP FUNDS

(the “Trust”)

KP Large Cap Equity Fund	KP Retirement Path Retirement Income Fund
KP Small Cap Equity Fund	KP Retirement Path 2020 Fund
KP International Equity Fund	KP Retirement Path 2025 Fund
KP Fixed Income Fund	KP Retirement Path 2030 Fund
(the “Core Funds”)	KP Retirement Path 2035 Fund
KP Retirement Path 2040 Fund
KP Retirement Path 2045 Fund
KP Retirement Path 2050 Fund
KP Retirement Path 2055 Fund
KP Retirement Path 2060 Fund
KP Retirement Path 2065 Fund
(the “Target Date Funds” and together with the Core Funds, the “Funds”)

Supplement dated November 12, 2020 to:

•	Each Core Fund’s Summary Prospectus, dated May 1, 2020, as supplemented (the “Core Funds Summary Prospectuses”);
•	Each Target Date Fund’s Summary Prospectus, dated May 1, 2020 (the “Target Date Funds Summary Prospectuses” and together with the Core Funds Summary Prospectuses, the “Summary Prospectuses”);
•	The Core Funds’ Statutory Prospectus, dated May 1, 2020, as supplemented (the “Core Funds Prospectus”);
•	The Target Date Funds’ Statutory Prospectus, dated May 1, 2020, as supplemented (the “Target Date Prospectus” and together with the Core Funds Prospectus, the “Statutory Prospectuses”); and
•	The Funds’ Statement of Additional Information, dated May 1, 2020, as supplemented (the “SAI”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectuses and SAI, and should be read in conjunction with the Summary Prospectuses, Statutory Prospectuses and SAI.

The Board of Trustees of the Trust, at the recommendation of Callan LLC (the “Adviser”), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of each Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders, which may include interests in a liquidating trust. The Funds are expected to cease operations and liquidate on or about December 15, 2020 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Shares of the Funds are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. (“Eligible Plans”). During the liquidation period, Fund shares can only be purchased or redeemed as provided by the Eligible Plan or its agents, and shareholders should refer to their plan communications with respect to any blackout periods that may apply to their purchases and sales of Fund shares during the liquidation period. For those shareholders that do not redeem (sell) their shares prior to the Liquidation Date, each Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. Any assets of which the Funds are unable to dispose of as of the Liquidation Date, as well as any unresolved liabilities of the Funds as of such date, may be contributed to a separate liquidating trust. In this event, beneficial interests in the liquidating trust will be distributed pro rata to each Fund’s shareholders.

In anticipation of the liquidation of the Funds, the Adviser may manage each Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares, and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect the costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

KPF-SK-055-0100

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